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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): March 24, 2000

                       KeyCorp Student Loan Trust 1999-B
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


     333-80109-01                                        36-4318790
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)

c/o Key Bank USA, National Association,
Key Tower, 127 Public Square, Cleveland, Ohio           44114-1306
--------------------------------------------------------------------------------
    (Address of Principal Executive Offices)             (Zip Code)

                                 (216) 689-6300
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5.  OTHER EVENTS.

         Key Bank USA, National Association, as administrator on behalf of KeyCorp Student Loan Trust 1999-B, is filing final forms of the exhibits listed in Item 7(c) below.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

EXHIBIT
  NO.             DOCUMENT DESCRIPTION
-------           --------------------

4.1 First Supplemental Indenture, dated as of March 6, 2000, to the Indenture between KeyCorp Student Loan Trust 1999-B and Bankers Trust Company, as indenture trustee, dated as of September 1, 1999.

4.2 First Amendment, dated as of March 6, 2000, to the Trust Agreement between Key Bank USA, National Association, as depositor, and Bank One, National Association, as eligible lender trustee, dated as of September 1, 1999.

99.1 First Amendment, dated as of March 6, 2000, to the Sale and Servicing Agreement among KeyCorp Student Loan Trust 1999-B, as issuer, Key Bank USA, National Association, as seller, master servicer and administrator, and Bank One, National Association, as eligible lender trustee, dated as of September 1, 1999.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            KEYCORP STUDENT LOAN TRUST 1999-B
                                                        (Registrant)

                                            BY: Key Bank USA, National
                                                Association, as Administrator


Dated:  March 31, 2000                      By:  /s/ Craig T. Platt
                                               ---------------------------------

                                            Name: Craig T. Platt
                                                 -------------------------------

                                            Title: Senior Vice President
                                                  ------------------------------


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                                INDEX TO EXHIBITS


EXHIBIT
  NO.             DOCUMENT DESCRIPTION
-------           --------------------

4.1 First Supplemental Indenture, dated as of March 6, 2000, to the Indenture between KeyCorp Student Loan Trust 1999-B and Bankers Trust Company, as indenture trustee, dated as of September 1, 1999.

4.2 First Amendment, dated as of March 6, 2000, to the Trust Agreement between Key Bank USA, National Association, as depositor, and Bank One, National Association, as eligible lender trustee, dated as of September 1, 1999.

99.1 First Amendment, dated as of March 6, 2000, to the Sale and Servicing Agreement among KeyCorp Student Loan Trust 1999-B, as issuer, Key Bank USA, National Association, as seller, master servicer and administrator, and Bank One, National Association, as eligible lender trustee, dated as of September 1, 1999.


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